EXHIBIT 10.34
                                 -------------

January 8, 1997


Mark B. Gordon, O.D.
Howard H. Levin, O.D.
MEC Health Care, Inc.
100 Park Avenue
Baltimore, MD  21201

Dear Mark and Howard:

This is to confirm our agreement relative to the Agreement and Plan of Merger dated as of August 28, 1995, as amended as of October 5, 1995, and the extension of the promissory note dated October 30, 1996:

     1.The original promissory note, currently with a balance of one million dollars ($1,000,000) will be extended to April 1, 1997.

     2.The term of the escrow agreement will be extended to April 16, 1997.

If the foregoing is acceptable to you, please execute this letter in the place provided below.

Sincerely yours,

LASERSIGHT INCORPORATED


By: /s/Michael R. Farris
    --------------------------
    Michael R. Farris


    /s/Mark Gordon                                /s/Howard Levin
    --------------------------                    -------------------------
    Mark B. Gordon, O.D.                          Howard H. Levin, O.D.